CREATOR CAPITAL LIMITED
                          Cedar House, 41 Cedar Street
                            Hamilton, HM12, Bermuda


May 1, 2002



To Our Shareholders:

You are cordially invited to attend the 2001 Annual General Meeting of Shareholders of Creator Capital Limited, a Bermuda exempted company (the "Company" or "CCL"), which will be held at 10:00 a.m., Eastern Daylight Time, on June 4, 2002, at 41 Cedar House, Hamilton, HM 12, Bermuda. (the "Annual General Meeting").

At the Annual General Meeting, Shareholders will vote to: (i) elect six persons to the Board of Directors; (ii) re-appoint Buckley Dodds as CCL's auditor; (iii) to consider and, if thought fit, to approve and ratify incentive stock options, and amendments to incentive stock options to purchase shares of CCL granted, which have not previously been approved by the shareholders. To authorize the directors, in their discretion to grant stock options, and to amend stock options granted, subject to any regulatory approvals; (iv) cancel any and all existing Incentive Stock Option Plans,
(v) receive and consider the report of the directors to the shareholders and the financial statements of the CCL, together with the auditor's report thereon for the financial year ended December 31, 2001, and (vi) transact such other business as may properly come before the Annual General Meeting. Further information concerning the meeting and the nominees for director can be found in the accompanying Notice and Proxy Statement.

We hope that you can attend the Annual General Meeting and assist the Board of Directors by voting for the election of directors; the ratification of the appointment of the auditors; the granting of incentive stock options; and the cancellation of any and all existing Management Incentive and Stock Option Plans. Whether or not you plan to attend the Annual General Meeting, please be sure to date, sign and return the proxy card in the enclosed, postage-paid envelope as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may vote in person, even if you have previously submitted a proxy card.

Sincerely,

"Deborah Fortescue-Merrin"

Deborah Fortescue-Merrin
Chairman of the Board


CREATOR CAPITAL LIMITED
Cedar House, 41 Cedar Street
Hamilton HM 12, Bermuda



            NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON JUNE 4, 2002

NOTICE IS HEREBY GIVEN that the Annual General Meeting of the Shareholders ("Annual General Meeting") of CREATOR CAPITAL LIMITED, a Bermuda exempted company (the "Company" or "CCL"), will be held at Cedar House, 41 Cedar Street, Hamilton HM 12, Bermuda, on June 4, 2002, at the hour of 10:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect six persons to the Board of Directors;
2. To re-appoint Buckley Dodds as the Company's auditors;
3. To consider and, if thought fit, to approve and ratify incentive stock options, and amendments to incentive stock options, to purchase shares of the Company granted to insiders which have not previously been approved by the shareholders. To authorize the directors, in their discretion to grant stock options to insiders, and to amend stock options granted to insiders, subject to any regulatory approvals
4. To consider and, if thought fit, to cancel any and all existing Stock Option Incentive Plans.
5. To receive and consider the report of the directors to the shareholders and the financial statements of the Company together with the auditor's report thereon for the financial year ended December 31, 2001, and
6. To transact such other business as may properly come before the Annual General Meeting.

This Notice and Proxy Statement and the enclosed form of proxy are being sent only to shareholders of record and beneficial owners of whom the Company is aware as of May 1, 2002. However, all shareholders of record on the date of the meeting are entitled to attend and to vote at the Annual General Meeting. The Company's Form 10-K Annual Report for the year ended December 31, 2001, including audited financial statements, is included with this mailing of the Proxy Statement and this Notice.
 We hope you will be represented at the Annual General Meeting by signing, dating and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important -- as is the vote of every shareholder -- and the Board appreciates the cooperation of shareholders in directing proxies to vote at the meeting.

Your proxy may be revoked at any time by following the procedures set forth in the accompanying Proxy Statement, and the giving of your proxy will not affect your right to vote in person if you attend the Annual General Meeting.

By Order of the Board of Directors

"Deborah Fortescue-Merrin"

Deborah Fortescue-Merrin
Chairman of the Board

DATED: May 1, 2002

CREATOR CAPITAL LIMITED
Cedar House, 41 Cedar House
Hamilton HM12, Bermuda

                         PROXY STATEMENT

For the Annual General Meeting of Shareholders
June 4, 2002

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CREATOR CAPITAL LIMITED, a Bermuda exempted company ("the Company" or "CCL"), for use at the Annual General Meeting of the Company to be held at Hamilton, Bermuda, on June 4, 2002, at 10:00 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof (the "Annual General Meeting"). Unless the context otherwise requires, references to the Company include CCL and its subsidiaries. The proxy is revocable by (i) filing a written revocation with the Secretary of the Company prior to the voting of such proxy, (ii) giving a later dated proxy, or (iii) attending the Annual General Meeting and voting in person. Shares represented by all properly executed proxies received prior to the Annual General Meeting will be voted at the meeting in the manner specified by the holders thereof. Proxies that do not contain voting instructions will be voted; (i) FOR the election of the nominees approved by the Board; (ii) FOR the re-appointment of Buckley Dodds as the Company's auditors; (iii) FOR the granting, and amending of incentive stock options at the discretion of the Board of Directors; (iv) FOR the cancellation or any and all existing Incentive Stock Option Plans, and (v) if any other matters properly come before the Annual General Meeting, in accordance with the best judgment of persons designated as proxies.

The Board has established May 1, 2002, as the date used to determine those record holders and beneficial owners of Common Stock to whom notice of the Annual General Meeting will be sent (the "Record Date"). On the Record Date, there were 90,424,191 shares of common stock, par value US$.01 per share (the "Common Stock"), outstanding. The holders of the Common Stock are entitled to one vote for each share of Common Stock held. All matters presented at the Annual General Meeting require approval by a simple majority of votes cast at the meeting.

The presence, in person or by proxy, at the Annual General Meeting of at least two shareholders entitled to vote is necessary to constitute a quorum at the Annual General Meeting. This Notice, Proxy Statement and enclosed form of proxy are first being mailed on or about May 3, 2002.


                               PROPOSAL 1
                         ELECTION OF DIRECTORS

In accordance with the Company's Bye-Laws, six directors are to be elected at this Annual General Meeting. The Board recommends the election to the Board of the nominees whose names appear below. Directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are nominated and elected. In the absence of instructions to the contrary, the enclosed proxy will be voted FOR the nominees listed below.

Pursuant to the Bye-Laws of the Company, one director may be appointed by Harrah's Interactive Investment Company, a Nevada Corporation ("HIIC", and together with its affiliates, the "HIIC Entities"), pursuant to ByeLaw 54B. Bye-Law 54B provides that during such time as the HIIC Entities own 10% or more of the outstanding voting securities, or their equivalents, of the Company, on a fully-diluted basis, the HIIC Entities will have the ability to appoint a percentage of directors (rounded to the nearest 10%). This percentage of directors has the same proportion to the size of the entire Board as the number of such voting securities held by the HIIC Entities bears to the total number of such securities, on a fully diluted basis. The HIIC Entities will also be entitled to such proportionate representation on the Executive, Compensation and Audit Committees of the Board. On the Record Date, the HIIC Entities owned approximately 6,886,915 of the outstanding voting securities, or their equivalents, of the Company. The HIIC Entities have elected not to exercise their right to appoint a member to the Board for the coming year.

With respect to the nominees for the six members of the Board to be elected by the shareholders of the Company at the Annual General Meeting, the following sets forth the name of each nominee and, for each, the period during which the nominee has served as a director, information relating to the nominee's age, principal occupation and business experience during the past five years, any other directorships held by the nominee in publicly held companies and certain other information. Information with respect to the ages of directors is as of March 31, 2002 and information as to their ownership of shares of Common Stock as of that date is provided under the caption "Security Ownership By Directors, Officers and Five Persons (or
More) Shareholders.

MICHAEL BARTLETT, age 60, has been a director of the company since September of 2000. Mr Bartlett is a thirty-year veteran of the thumbed entertainment industry. During his career, Mr. Bartlett has held the following senior positions: President & CEO Expo 86 (Vancouver, Canada), Senior VP Planning & Development, Universal Studios (Florida), Vice President & General Manager, Canada's Wonderland (Toronto, Canada), President & CEO, Natural Maritime Authority (Norfolk, Virginia), Vice President, Planning & Development Taft Broadcasting Theme Park Division (Cincinnati, Ohio). Currently, Mr. Bartlett is the President and CEO of Indico Technologies and Creative Entertainment Technologies, both publicly traded companies.

ANTHONY P. CLEMENTS, age 56, has been a director of the Company since March of 1992. Mr. Clements is an investment banker with Yorkton Securities, based in London, England. From 1994 to March 1998, he was an investment banker with
T. Hoare & Co. Mr. Clements also served as a director of the Company's operating subsidiary from August 10, 1995 until its amalgamation with the Company on June 17, 1997. Prior to 1994, Mr. Clements was an investment banker for Rickets & Co., also based in London. Mr. Clements has also managed the North American portfolio of Postel Investment Management
(pension fund managers for both the Post Office and British Telecom) from 1973 until 1987, and has worked in areas of corporate finance since 1987.

DEBORAH FORTESCUE-MERRIN, age 46, has been a director of the Company since September 10, 1999, and previously a director of the Company from October 1995 to October 1997. Mrs. Merrin is Vice-President of J. Perot Financial Corp., a private investment management firm located in Vancouver, British Colombia, Canada. Previous to joining J. Perot Financial, Mrs. Merrin was a securities broker for twelve years, and worked in the area of corporate finance from 1989-1992, specializing in special situations concerning medical issues. Mrs. Merrin is the President and Director of North American Medical Services Inc. and a director of Indico Technologies, each publicly traded companies. Mrs Merrin is currently the President, and Chairman of Creator Capital Limited.

B.J. (JACK) ILES, age 70, has been a director of the Company since September of 2000. Mr Iles is a founding partner of Smythe Ratcliffe, Chartered Accountants (the Western Canadian Affiliate of Pannell Kerr Forster) exclusively engaged in matters of taxation, which has been his vocation for forty years. Mr Iles has served with the Canadian Federal Taxation Authorities and the Comptroller of the Treasury. Mr Iles limits his practice to international and multi-national commercial ventures, specializing in maximizing after-tax cash flow and income retention. He has extensive experience in all areas of tax practice with special emphasis on planning and structuring for startup enterprises. Mr Iles' career has spanned three continents, innumerable countries, and tax regimes. A seminar leader, lecturer, author of papers and articles, Mr Iles is also a director and former director of several private and not-for-profit companies and societies.

ANASTASIA KOSTOFF-MANN, age 54, has been a director since September 10, 1999, and she was previously a director of the Company until September 1996.
Ms Mann has over 28 years experience in the hotel, sales and marketing, and travel industry. She is the Founder and Chairman of the Corniche Group of Companies, overseeing all aspects of travel and meeting management for corporate accounts. She is a lifetime director and former President and Chairman of the International Travel & Tourism Research Association (TTRA). She currently serves as a commissioner on the California Travel and Tourism Commission where she also sits on the Executive Committee. Ms Mann is also currently the Vice President of Creator Capital Limited.

STEPHEN ROSENBERG, age 58, has been a director since September 10, 1999. He has been President of his own investment advisory firm located in Warner Robins, Georgia, since January of 1989. From December 1985 through December 1988, Mr. Rosenberg was a broker with Dean Witter Reynolds. He has taught graduate finance courses for Mercer University in Macon, Georgia, and is the author of a number of financial books. Mr. Rosenberg has appeared on CNN, CNBC and other radio and television programs as a financial expert and estate planning authority. He hosts a weekly radio program and appears on his local CBS affiliate. Mr. Rosenberg is also a Director of North
American Medical Services Inc., a publicly traded company.

The Company is not aware of any arrangements or understandings between any of the individuals named above and any other person pursuant to which any of the individuals named above were selected as a director and/or executive officer. The Company is not aware of any family relationship among the officers and directors of the Company or its subsidiaries. The only arrangement with respect to members of the Board of which the Company is aware is the right of the HIIC Entities to appoint directors to the Board pursuant to Bye-Law 54B of the Company's Bye-Laws.


              OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Meetings:

The Board of Directors did not hold any formal meetings during the fiscal year ended December 31, 2001. Pursuant to the Company's current Bye-Laws, the Board consists of six directors.

Compensation:

At the December 6, 1996 meeting of the Board, the Board adopted an option plan covering 500,000 shares of Common Stock for members of the Board (the "Director Option Plan"). Pursuant to the Director Option Plan, all directors holding office at December 10th of each year automatically were granted options for the purchase of 10,000 shares of Common Stock at the trading price on such day. On October 17, 1997, the Board approved an amendment to the Director Option Plan changing the grant date to the date of the first meeting of the Board following the Company's Annual General Meeting of Shareholders. Options granted pursuant to the Director Option Plan have a ten-year term. On September 19, 2000, the directors of the Company were not awarded any stock options. On June 7th, 2001, the directors of the Company were not awarded any stock options. On October 11, 2001, a total of 400,000 stock options were granted to several members of the Board of Directors at an exercise price of US$0.35 per share. Proposal four recommends the cancellation of any and all existing Management Incentive and Stock Option Plans. This is proposed in an effort to simplify and streamline the Option granting process.

All of the directors of the Company are re-imbursed for out-of-pocket expenses. The directors of the Company receive no other compensation.

Executive Committee:

The Executive Committee of the Board currently consists of Ms Fortescue-Merrin, Mr Tony Clements, and Mr Stephen Rosenberg. The principal functions of the Executive Committee are to exercise the power of the Board in the management of the business and affairs of the Company with certain exceptions. The executive committee did not hold any meetings during the fiscal year ended December 31, 2001.

Audit Committee:

The Audit Committee of the Board currently consists of Ms Fortescue-Merrin, Mr Jack Iles, and Mr Stephen Rosenberg. The principal functions of the Audit Committee are to make recommendations to the Board regarding; (i) its independent auditors to be nominated for election by the shareholders; (ii) to review the independence of such auditors; (iii) to approve the scope of the annual audit activities of the independent auditors; (iv) to approve the audit fee payable to the independent auditors; (v) and to review such audit results. The audit committee did not hold any meetings during the fiscal year ended December 31, 2001.

Compensation Committee:

The Compensation Committee currently consists of Ms Mann, Mr Tony Clements, and Mr Stephen Rosenberg. The Compensation Committee did not hold any meetings during the fiscal year ended December 31, 2001. For information on the duties and actions of the Compensation Committee, see "Report on Compensation."


                  SECURITY OWNERSHIP BY DIRECTORS, OFFICERS AND
                      FIVE PERCENT (OR MORE) SHAREHOLDERS

As of May 1, 2002, based on information supplied to the Company, CCL's directors and executive officers as a group may be deemed to own beneficially (including shares purchased upon exercise of stock options and warrants, exercisable within 60 days) 1.19% of the outstanding shares of Common Stock. To the knowledge of the directors and officers of the Company, the following directors and officers of the Company and owners of five percent (or more) of the outstanding Common Stock beneficially own the shares of Common Stock set forth below.

           Name                  Amount and Nature Of        Percent of
                                 Beneficial Ownership         Class (1)
------------------------------------------------------------------------
Michael L Bartlett                         NIL                    *
Anthony P. Clements (2)                290,000                    *
Deborah Fortescue-Merrin (3)           320,000                    *
Jack Iles (4)                           50,000                    *
Anastasia Kostoff-Mann (5)             160,000                    *
Stephen Rosenberg (6)*                 176,500                    *
Directors and Officers as a            996,500                   1.09%
   Group (7 individuals)
Harrah's Interactive Investment      6,886,915                   7.53%
   Company (HIIC) (9)

*Less than 1%
(1) Percent of class is determined by dividing the number of shares beneficially owned by the outstanding number of shares of the Company, and increased by options and warrants for 1,100,000 shares, which are currently exercisable.
(2) Includes, options for 40,000 shares under the Directors Option Plan, and options for 50,000 shares granted under the Management Incentive Plan, and options for 100,000 shares granted on October 11, 2001.
(3) Does not include 376,471 shares of Common Stock held by a company which Ms. Fortescue-Merrin's spouse controls. Does not include 3 Class B Series A Convertible Preference Shares, which have been donated to a charitable foundation of which both Mr & Mrs Merrin are directors. Does not include 34 Class B Series A Convertible Preference Shares, which have been donated to a charitable foundation of which both Mr & Mrs Merrin are directors. Includes options for 20,000 shares of Common Stock under the Directors Option Plan, and options for 50,000 shares granted under the Management Incentive Plan, and options for 100,000 shares granted on October 11, 2001.
(4) Includes options to purchase 50,000 shares of Common Stock granted on October 11, 2001.
(5) Includes 10,000 shares under the Directors Option Plan, and options for 50,000 shares granted under the Management Incentive Plan.
(6) Does not include 38,200 shares held by Mr. Rosenberg's spouse. Includes options for 10,000 shares under the Directors Option Plan, options for 50,000 shares granted under the Management Incentive Plan, and options for 100,000 shares granted on October 11, 2001.
(7) Harrah's Interactive Investment Company's address is 1 Harrah's Court, Las Vegas, Nevada, 89119-4312.


                            EXECUTIVE COMPENSATION

The following table sets forth all compensation for services in all capacities to the Company for the three most recently completed fiscal years in respect of each of the individuals who served as the Chief Executive Officer during the last completed fiscal year and those individuals who were, as of December 31, 2001, the executive officers of the Company whose individual total compensation for the most recently completed financial year exceeded $100,000 (collectively, the "Named Executive Officers") including any individual who would have qualified as a Named Executive Officer but for the fact that individual was not serving as such an Officer at the end of the most recently completed financial year:


                         SUMMARY COMPENSATION TABLE

                                                       Long Term Compensation
                                 Annual Compensation           Awards
Name and                                        $      Restricted  Securities
Principal    Fiscal                        Other Annual   Stock    Underlying
Position    Yr Ended  Salary($)  Bonus($)  Compensation  Awards(#) Options(#)
-----------------------------------------------------------------------------

Deborah     12/31/01  US$42,000    NIL        NIL         NIL       100,000
Fortescue-  12/31/00  US$23,000    NIL        NIL         NIL         NIL
Merrin,     12/31/99     NIL       NIL        NIL         NIL        60,000
Chairman


                     OPTION GRANTS IN THE LAST FISCAL YEAR

There were 150,000 option shares granted to consultants during the year ending December 31, 2001.
                                                                  Potential
                                                                  Realizable
                             % of                                  Value At
                             Total                                 Assumed
               No. of       Options                             Annual Rates
             Securities    Granted to                             of Stock
             Underlying   Directors &   Exercise                    Price
               Options    Officers in      or      Expiration   Appreciation
               Granted       Fiscal    Base Price     Date       for Option
Name             (#)          Year       ($/sh)                     Term
---------------------------------------------------------------------------
                                                                 5%    10%
T Clements    10,000(1)        xx       $0.14000     9-10-09     xx    xx
T Clements    50,000(2)        xx       $0.50000     9-10-09     xx    xx
T Clements   100,000(3)       25.0%     $0.35000    10-11-11     xx    xx
J Iles        50,000(3)       12.5%     $0.35000    10-11-11     xx    xx
D Merrin      10,000(1)        xx       $0.14000     9-10-09     xx    xx
D Merrin      50,000(2)        xx       $0.50000     9-10-09     xx    xx
D Merrin     100,000(3)       25.0%     $0.35000    10-11-11     xx    xx
A Mann        10,000(1)        xx       $0.14000     9-10-09     xx    xx
A Mann        50,000(2)        xx       $0.50000     9-10-09     xx    xx
A Mann        50,000(3)       12.5%     $0.35000    10-11-11     xx    xx
S Rosenberg   10,000(1)        xx       $0.14000     9-10-09     xx    xx
S Rosenberg   50,000(2)        xx       $0.50000     9-10-09     xx    xx
S Rosenberg  100,000(3)       25.0%     $0.35000    10-11-11     xx    xx

*Less than 1%
(1) Option granted to each director of the Company pursuant to the Director Option Plan on September 10, 1999.
(2)  Options granted under the Management Incentive Plan
(3)  Options granted on October 11, 2001


                         FISCAL YEAR-END OPTION VALUES

No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 2001. No options listed in this table were in-the-money at the end of the fiscal year ended December 31, 2001.

                               Number of Securities Underlying Unexercised
                                     Options at Fiscal Year End 2001
          Name                       Exercisable       Unexercisable
--------------------------------------------------------------------------

Deborah Fortescue-Merrin(1)           150,000              NIL
Deborah Fortescue-Merrin(2)            20,000              NIL
Deborah Fortescue-Merrin(3)            50,000              NIL
Deborah Fortescue-Merrin(4)           100,000              NIL

(1) Options issued pursuant to the 1996 Stock Programme, which expired in February 2001
(2) Options issued pursuant to Director Option Plan.
(3) Options issued pursuant to the Management Incentive Plan.
(4) Options granted on October 11, 2001


                            REPORT ON COMPENSATION

Ms Deborah Merrin served as President & Chairman of the CCL in the fiscal year 2001. She was compensated on a consulting basis, and received
US$ 42,000 during 2001.

The Members of the Board of Directors during The Fiscal Year Ended December 31, 2001.

   Michael L Bartlett           B.J. (Jack) Iles
   Anthony P. Clements          Anastasia Kostoff-Mann
   Deborah Fortescue-Merrin     Stephen Rosenberg


                                   PROPOSAL 2

                               APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted FOR the appointment of Buckley Dodds as the auditor of the Company, to hold office for the ensuing year, at a remuneration to be negotiated by management, and approved by the Board.


                                   PROPOSAL 3

                      APPROVAL OF THE GRANTING OF STOCK OPTIONS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted FOR the approval and ratification of, and amendments to Incentive Stock Options to purchase common shares of Creator Capital Ltd. granted, which have not been previously approved by the shareholders. This proposal also authorizes the directors, in their discretion, to grant stock options, and to amend stock options granted, subject to any regulatory approvals required.


                                   PROPOSAL 4

                CANCELLATION OF ANY AND ALL EXISTING MANAGEMENT
                        INCENTIVE AND STOCK OPTION PLANS

Management has determined that the various Management Incentive and Stock Option Plans are needlessly complicated to administer and potentially costly to maintain for the Company. When and if necessary, such plans may be re-introduced in the future. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted FOR the cancellation of the various Option Plans.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Redemption Agreement: As of April 30, 1997, pursuant to Redemption Agreements (the "Redemption Agreements"), the Company issued to recipients designated by Dr. Rex E. Fortescue, formerly a director of the Company, and Anthony P. Clements, a director of the Company, 175,000 and 333,000 shares of Common Stock, respectively. These shares were issued as consideration for Messrs. Fortescue's and Clements' agreement to place into escrow 1,525,000 shares of Common Stock (of which 525,000 are registered in the name of Dr. Fortescue and 1,000,000 are registered in the name of Mr. Clements, which are held in an escrow pursuant to a performance earn-out provision, only if such shares are released from the escrow for any reason whatsoever. Dr. Fortescue is the father of Deborah Fortescue-Merrin, Chairman of the Board and President of the Company.

Amalgamations: Pursuant to a Plan and Agreement of Merger and Amalgamation, dated as of May 13, 1997 (the "Amalgamation Agreement"), the Company's then wholly-owned subsidiary SGI Holding Corporation Limited, a Bermuda exempted company ("SGIHC"), amalgamated with and into its 80% owned subsidiary, then known as Interactive Entertainment Limited, a Bermuda exempted company ("Operating Sub"). The Amalgamation Agreement is between the Company, Operating Sub, SGIHC and HIIC, the former owner of 20% of the outstanding stock of Operating Sub. Pursuant to the Amalgamation Agreement, Operating Sub amalgamated with and into SGIHC and thereafter SGIHC amalgamated with and into the Company (the "Amalgamations"). As a result of the Amalgamation of Operating Sub and SGIHC, the outstanding shares of Operating Sub common stock held by HIIC were converted into 5,879,040 shares of Common Stock. Pursuant to the Amalgamation Agreement, HIIC and its affiliates were provided, through certain amendments to the Bye-Laws of the Company, (approved at the Special General Meeting of Shareholders of the Company held June 16, 1997), with the right to appoint persons (the "HIIC Appointees") to the Board, and to specified committees in a number generally proportionate to their share holdings. Additionally, the HIIC Entities, as shareholders, and the HIIC Appointees were provided, pursuant to the Amalgamation Agreement, with the right to approve specified significant corporate actions by the Company for as long as the ownership of Common Stock by the HIIC Entities is in excess of 20% (10% in some cases) of the outstanding voting shares computed on a fully-diluted basis. The total number of shares owned by HIIC is 6,886,915, currently representing 13.01% of the outstanding common shares.

HIIC License Agreement: On June 17, 1997, in connection with the Amalgamations, the Company also entered into a Software License Agreement with HIIC (the "License Agreement"). The License Agreement is a fully-paid, perpetual world-wide license to the HIIC Entities to use the Company's gaming technology in non-competitive uses in traditional casino venues which the HIIC Entities own, operate or manage. The License Agreement includes source codes for the Company's gaming software, and neither party to the License Agreement has any obligation to share or provide any improvements or modifications with the other party.

HIIC Registration and Preemptive Rights: Also on June 17, 1997 and in connection with the Amalgamations, the Company entered into a Registration and Preemptive Rights Agreement with HIIC (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the HIIC Entities have two demand registration rights to cause the Company to register the Common Stock owned by the HIIC Entities. Each such offering is required to be underwritten on a firm commitment basis by an underwriter chosen by the Company. Pursuant to the Registration Rights Agreement, until the earlier of when the HIIC Entities own less than 5% of the outstanding voting shares of the Company on a fully-diluted basis, the HIIC Entities have customary piggy-back rights to include their shares of Common Stock in registered offerings by the Company. Pursuant to the Registration Rights Agreement, the HIIC Entities have the right to purchase securities offered by the Company for as long as the HIIC Entities own 20% or more of the outstanding Common Stock on a fully-diluted basis at the same price and terms such securities are otherwise being offered. The HIIC Entities also have the right for as long as the HIIC Entities own 20% or more of the outstanding voting shares on a fully-diluted basis to participate on a proportionate basis in any non-pro rata stock repurchases or redemptions conducted by the Company. Additionally, at any time that the HIIC Entities own less than 10% of the outstanding voting shares, on a fully-diluted basis, the Company has the right to cause the HIIC Entities to sell their voting shares pursuant to a registered sale, and the HIIC Entities have the right to cause the Company to file a registration statement to sell their voting shares in the event of any change in or conduct of the business or proposed business of the Company or any of its subsidiaries or any other action or inaction of the Company or any of its subsidiaries which would jeopardize the HIIC Entities' gaming and related licenses or the if Company does not redeem a "Disqualified Holder" (as defined in and pursuant to the Company's Bye-Laws) of its securities, in each case at the Company's expense without being subject to the limitations on demand rights set forth above.


                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

DEBORAH FORTESCUE-MERRIN, a Director of the Company was appointed the Chairman of the Board and President at the Directors Meeting September 11, 1999. She was re-appointed at the Directors Meeting of June 7, 2001.

ANASTASIA KOSTOFF-MANN, a Director of the Company was appointed Vice-President June 9, 2000. She was re-appointed at the Director's meeting of June 7, 2001.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Other than as indicated below, no director, officer or beneficial owner of more than 10% of any class of equity securities has failed to file reports required by Section 16(b) of the Exchange Act for the Company's fiscal year ended December 31, 2001


                               SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of stock and normal handling charges will be paid for such forwarding services.


     SHARES SUBJECT TO IRREVOCABLE PROXY AND AGREEMENT NOT TO VOTE SHARES

3,525,000 shares of Common Stock are subject to an irrevocable proxy and an agreement not to vote, and will not be voted at the Annual General Meeting or at any subsequent general meeting of the shareholders of the Company.
When the Company acquired the rights to its in-flight gaming software from SGII on November 7, 1991, a portion of the consideration was 3,000,000 shares of Common Stock which, according to then applicable requirements, were placed in escrow, to be released on the basis of one share for each U.S.$1.78 of net cash flow generated from the assets over a ten-year period (the "Performance Shares"). An additional 525,000 shares, which were issued to Dr. Rex E. Fortescue, formerly a director of Sky Games, are held in the escrow on the same terms and are also included as Performance Shares. As part of certain agreements to allow the eventual redemption and cancellation of the 3,525,000 Performance Shares only when and if such Performance Shares should be released from the escrow, the holders of the Performance Shares issued an irrevocable proxy to First Tennessee Bank, and First Tennessee Bank entered into an agreement not to vote the Performance Shares at any general meeting of shareholders of IEL or otherwise.
The irrevocable proxy and the agreement not to vote the Performance Shares will terminate upon the cancellation of the Performance Shares. Consequently, the 3,525,000 Performance Shares will not be voted at the Annual General Meeting or at any subsequent general meeting of the shareholders of the Company.


                                     OTHER MATTERS

Management of the Company is not aware of any other matter to come before the meeting other than as set forth in the notice of meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

                                SHAREHOLDER PROPOSALS

Proposals of shareholders to be presented at the 2003 Annual General Meeting of Shareholders must be received by the Company no later than December 20, 2002 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

DATED: May 1, 2002.

Creator Capital Limited

Proxy for Annual General Meeting of Shareholders on June 4, 2002

This Proxy is Solicited on Behalf of the Board of Directors of Interactive Entertainment Limited

The undersigned hereby appoints Stephen James or Tammy L Richardson, or either of them, with full power of substitution, the undersigned's true and lawful attorneys and proxies to vote the shares of Common Stock of Creator Capital Limited, which the undersigned is entitled to vote at the Annual General Meeting of Shareholders to be held at Hamilton, Bermuda, on June 4, 2002 at 10:00 a.m. Eastern Daylight Time, and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as indicated on this card for the proposals described in the Notice and Proxy Statement for such meeting and in their discretion on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Unless otherwise instructed, this proxy will be voted for the nominees listed in Proposal 1 and for approval of the matters set forth in Proposals 2, 3 and 4.

Please mark, sign and mail this proxy promptly in the enclosed envelope.

1.  Election of Director Nominees:
    Messrs. Bartlett, Clements, Iles, Rosenberg,
     and Fortescue-Merrin and Kostoff-Mann:
                    [_] FOR       [_] WITHHELD       [_] FOR, except
                        nominees      from nominees      vote withheld
                                                         from the following
                                                         nominees

                    -------------------------------------------------------

2.  FOR the appointment of Buckley Dodds as the Company's auditor:
                    [_] FOR       [_] AGAINST        [_] ABSTAIN
                        approval      approval


3.  Approve and ratify incentive Stock Options:
                    [_] FOR       [_] AGAINST       [_] ABSTAIN
                        approval      approval


4. Approve the cancellation of any and all existing Stock Option Programmes and Plans
                    [_] FOR       [_] AGAINST       [_] ABSTAIN
                        approval      approval



Dated: _____________, 2002         No of Shares: ___________________________

                                   Signature:   ____________________________

                                   Capacity/Title: _________________________

Please sign the exact name of the shareholder as it appears hereon. If acting as administrator, trustee or in other representative capacity, please sign name and title. Please check mark, sign, date, and mail this proxy promptly in the enclosed envelope.